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                                                                   EXHIBIT 10(a)


                                 AMENDMENT NO. 8
                                     to the
                             MARTIN INDUSTRIES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

                  Pursuant to and in accordance with the provisions of Section 19 of the Martin Industries, Inc. Employee Stock Ownership Plan, as heretofore amended (the "Plan"), the Plan is hereby amended as follows:

                  Section 13(a) of the Plan is hereby amended to read as follows:

                  (a)      Vesting Schedule.

                           (1) If a Participant has a Break in Service or his employment is terminated for any reason other than as described in
         Section 12 or Section 13(a)(2), the vesting of his Plan Benefit will be based upon his Years of Service, as defined in Section 2, in accordance with the following Vesting Schedule:

                   Years of Service          Percentage of Accounts Vested

               Less than Three Years                       0
               Three Years                                20
               Four Years                                 40
               Five Years                                 60
               Six Years                                  80
               Seven or more Years                       100


                           (2) A Participant who is employed at the Company's plant in Sheffield, Alabama, and whose employment is terminated as a result of the closing of such plant in April of 1997, shall be 100% vested in his Plan Benefit.


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                  This amendment to the Plan shall be effective as of April 1,
1997.

                                                       MARTIN INDUSTRIES, INC.

                                                  By  /s/ JAMES D. WILSON
                                                    ----------------------------
                                                      James D. Wilson, President

ATTEST:

By /s/ JAMES W. TRUITT
  --------------------------------
Its Secretary

[CORPORATE SEAL]


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